Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Health Care Fund, a series of Scudder Securities Trust, on Form N-CSR of the Scudder Health Care Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                   /s/Julian Sluyters
                                                   Julian Sluyters
                                                   Chief Executive Officer
                                                   Scudder Health Care Fund, a
                                                   series of Scudder Securities
                                                   Trust


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                        Deutsche Asset Management [LOGO]
                       A Member of the Deutsche Bank Group








Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Health Care Fund, a series of Scudder Securities Trust, on Form N-CSR of the Scudder Health Care Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                    /s/Paul Schubert
                                                    Paul Schubert
                                                    Chief Financial Officer
                                                    Scudder Health Care Fund, a
                                                    series of Scudder Securities
                                                    Trust